Exhibit 99.1

FDIC – Assisted Transaction: February 18, 2011 Clarkesville, GA

2 Forward-Looking Statements Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others: (1) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (10) economic downturn risk resulting in deterioration in the credit markets; (11) greater than expected non-interest expenses; (12) excessive loan losses; and (13) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Habersham Bank, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (14) risks and uncertainties described in the section titled “Risk Factors” in the SCBT Financial Corporation Annual Report on Form 10-K and any other reports filed by it with the SEC and (15) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

SCBT has purchased and assumed certain assets and liabilities from the FDIC as receiver of Habersham Bank, Clarkesville, Georgia No holding company assets or liabilities Purchased approximately $388 million in total assets, including $224 million in loans (1) All loans and other real estate owned are covered by FDIC loss sharing FDIC assumes 80% of losses If ultimate losses are less than Intrinsic Loss Estimate, a portion of upside may be shared with FDIC through standard True-up Provision Assumed approximately $340 million in deposits (1) No deposit premium paid SCBT conducted 3 days of on-site due diligence; meaningful loan penetration All regulatory approvals have been received Transaction closed on February 18, 2011 Acquired 8 branches operating as Habersham Bank, a division of SCBT, N. A. Asset discount bid of $38.29 million 3 Transaction Overview Structure: Assets: Liabilities: Other: (1) Based on book values as of Dec. 31, 2010, excludes fair value adjustments as required by ASC 805 – Business Combinations.

Founded in 1904 8 locations primarily in North Georgia Leading deposit market share – Combined NE Georgia market share – ranked 5th Top 5 ranking in 4 of 6 counties State of Georgia – moved to 16th from 24th Attractive deposit mix Solid core deposits Transaction accounts 35% of deposits More than 21,000 total accounts Loyal customers 4 Overview of Habersham Bank Data Source: SNL Financial

Consistent with SCBT’s operating strategy; meets goals and priorities Regional bank with high market share Immediately accretive to EPS and Tangible Book Value Strong pro forma capital levels Meets return requirements Opportunity to expand and diversify retail deposit franchise 8 branches; approximately $340 million in deposits (1) Creates one of the most convenient banks in Northeast Georgia with over 30 offices Opportunity to build upon Habersham Bank’s107-year operating history Top 5 deposit market share in core counties Meaningful NIM expansion due to removal of NPA overhang Cost efficiencies expected Historically attractive level of fee revenue 5 Transaction Rationale (1) Based on book values as of Dec. 31, 2010, excludes fair value adjustments as required ASC 805 – Business Combinations

6 Unique Franchise Positioning (1) Demographic statistics based on SCBT’s market footprint by county in the respective market; calculation based on a weighted-average by FDIC deposit data as of June 30, 2010; unemployment rate weighted by county labor force (2) Based on book values as of December 31, 2010, excludes fair value adjustments as required by ASC 805 – Business Combinations Data Source: SNL Financial South Carolina (1) Charlotte MSA(1) Georgia (1) Total (1) Loans (in millions) $ 1,759 $ 512 $570 (2) $2,841 Deposits (in millions) $ 1,777 $ 492 $1,078 (2) $3,347 Branches 40 9 34 83 Est. Population Growth (’10-’15) 6.5% 16.8% 8.8% 8.7 % Median Household Income (2010) $ 46,959 $ 60,485 $ 46,184 $ 48,614 Unemployment Rate (Nov 2010) 11.0% 11.4% 9.3% 10.3 % SCBT Habersham Bank

7 Transaction reinforces SCBT’s Foundation for Success SOUNDNESS Opportunity to enhance core earnings Improves core funding Infrastructure in place and ability to further leverage existing special assets team Capital raise provides additional strength for future growth PROFITABILITY Immediately accretive to EPS and TBV per share 80/20 loss-share agreement protects SCBT on covered loans & other real estate Strong pro forma capital levels Enhanced balance sheet liquidity GROWTH Continued expansion in Georgia Expands presence along attractive I-85 corridor Future opportunities due to continued market disruption

 Unified Message Management is communicating with all Habersham Bank’s employees Town Hall meeting with Habersham Bank employees for introduction to the company and an overview of our transition plans Experienced integration team and existing infrastructure Familiarity with markets and customers Experienced market president with 18 years of banking knowledge, including the past 8 years in the North Georgia market Over 55 SCBT bankers currently working in Habersham Bank’s locations Positioned in each branch to greet customers, provide support and ensure a smooth transition All branches with Saturday hours opened as planned Transition SCBT integration team has been identified and is organized to ensure a seamless transition SCBT has begun oversight of all customer service, IT systems, risk management and financial control functions 8 Clear and Defined Transition Plan

9 Capital Raise Private Placement of $35 million in contingent capital, at $31 per share Investor confidence in SCBT’s strategic plan Positions SCBT to further participate in strategic opportunities and consolidations within the industry Acquisition offsets dilution of additional shares

10 Northeast Georgia Deposit Market Share Note: Dollars in millions Data Source: SNL Financial; FDIC Deposit Data as of June 30, 2010 Northeast Georgia # of Market Share Rank Institution Branches Deposits 2010 2009 1 United Community Banks, Inc. 23 $ 2,250.0 13.2% 14.0% 2 Wells Fargo & Company 22 1,431.2 8.4 7.4 3 Regions Financial Corporation 32 1,418.2 8.3 8.1 4 Synovus Financial Corp. 15 1,171.1 6.9 7.5 5 Pro Forma Company 33 1,087.3 6.4 8.2 5 SunTrust Banks, Inc. 27 975.4 5.7 6.5 6 SCBT Financial Corporation 26 770.1 4.5 6.1 7 BB&T Corporation 19 754.2 4.4 4.4 8 Community & Southern Holdings, Inc. 13 642.6 3.8 3.8 9 Bank of America Corporation 11 600.0 3.5 3.5 10 Pinnacle Financial Corporation 12 484.6 2.8 2.7 11 First Citizens Bancorporation, Inc. 15 416.0 2.4 2.3 12 Southeastern Bank Financial Corporation 4 404.5 2.4 1.7 13 First Security Bankshares, Inc. 14 378.1 2.2 2.0 14 BankSouth Holding Company 4 352.2 2.1 2.1 15 Habersham Bank 7 317.3 1.9 2.1 16 First American Bancorp 7 288.8 1.7 1.6 17 Washington/Wilkes Holding Company 6 267.2 1.6 1.2 18 NBG Bancorp, Inc. 2 246.9 1.5 1.4 19 Oconee Financial Corporation 5 243.2 1.4 1.5 20 FGBC Bancshares, Inc. 6 241.7 1.4 1.1 Top 20 Institutions in Market 270 $ 13,653.4

CBT & Habersham Franchise – Leads in Deposit Market Share

Habersham County, GA

Rank	Institution	# of Branches	Deposits	Market Share 2010	Market Share 2009
1	**Pro Forma Company**	**9**	**$ 523.7**	**57.8 %**	**67.3 %**
1	SCBT Financial Corp. (SC)	6	280.2	30.9	39.3
2	Habersham Bank (GA)	3	243.5	26.9	27.9
3	United Community Banks Inc. (GA)	3	145.5	16.1	13.8
4	Regions Financial Corp. (AL)	2	79.1	8.7	7.8
5	SBT Bancorp Inc (GA)	1	73.1	8.1	5.3
6	FGBC Bancshares Inc. (GA)	1	56.7	6.3	3.2
7	Liberty Bncp of Georgia Inc. (GA)	1	28.4	3.1	2.7
	Total Institutions in Market	**17**	**$ 906.5**		

Warren County, GA

Rank	Institution	# of Branches	Deposits	Market Share 2010	Market Share 2009
1	First Citizens Bancorp. (SC)	1	$ 25.0	57.0 %	50.5 %
2	**Habersham Bank (GA)**	**1**	**18.8**	**43.0**	**49.5**
	Total Institutions in Market	**2**	**$ 43.9**		

White County, GA

Rank	Institution	# of Branches	Deposits	Market Share 2010	Market Share 2009
1	United Community Banks Inc. (GA)	2	$ 181.0	43.3 %	38.8 %
2	Mountain Valley Bancshares Inc (GA)	1	94.7	22.6	23.5
3	Regions Financial Corp. (AL)	1	74.2	17.7	18.7
4	**Pro Forma Company**	**3**	**68.5**	**16.4**	**19.0**
4	SCBT Financial Corp. (SC)	2	45.2	10.8	13.4
5	Habersham Bank (GA)	1	23.4	5.6	5.6
	Total Institutions in Market	**7**	**$ 418.4**		

Stephens County, GA

Rank	Institution	# of Branches	Deposits	Market Share 2010	Market Share 2009
1	Stephens Federal Bank (GA)	2	$ 125.3	37.8 %	36.4 %
2	First Citizens Bancorp. (SC)	2	90.1	27.2	24.0
3	Regions Financial Corp. (AL)	1	55.4	16.7	16.3
4	**Pro Forma Company**	**2**	**42.0**	**12.7**	**17.9**
4	SCBT Financial Corp. (SC)	1	21.3	6.4	12.6
5	Habersham Bank (GA)	1	20.7	6.3	5.4
6	First Security Bankshares Inc. (GA)	1	18.9	5.7	5.5
	Total Institutions in Market	**8**	**$ 331.6**		

Note: Dollars in millions
Data Source: SNL Financial; FDIC Deposit Data as of June 30, 2010

11
SCBT FINANCIAL CORPORATION

CBT & Habersham Franchise – Leads in Deposit Market Share

Hall County, GA

Rank	Institution	# of Branches	Deposits	Market Share 2010	Market Share 2009
1	Regions Financial Corp. (AL)	8	$ 430.9	17.1 %	17.4 %
2	Wells Fargo & Co. (CA)	6	411.4	16.3	15.4
3	United Community Banks Inc. (GA)	7	342.6	13.6	12.9
4	SunTrust Banks Inc. (GA)	9	310.5	12.3	13.7
5	BB&T Corp. (NC)	6	281.2	11.1	9.9
6	Peach State Bank & Trust (GA)	1	147.7	5.9	5.9
7	Bank of America Corp. (NC)	3	123.2	4.9	5.4
8	**Pro Forma Company**	**7**	**117.0**	**4.6**	**5.6**
8	SCBT Financial Corp. (SC)	6	106.1	4.2	5.5
9	Hamilton State Bancshares (GA)	2	89.5	3.6	2.8
10	Chattahoochee Bank of Georgia (GA)	1	59.8	2.4	2.2
11	First Century Bancorp. (GA)	1	59.6	2.4	2.4
12	NBG Bancorp Inc. (GA)	1	55.7	2.2	0.6
13	PAB Bankshares Inc. (GA)	1	35.7	1.4	1.6
14	Brand Group Holdings Inc. (GA)	1	30.8	1.2	1.2
15	Peoples Banktrust Inc (GA)	1	18.3	0.7	0.8
16	Habersham Bank (GA)	1	10.8	0.4	0.1
17	Mountain Valley Bancshares Inc (GA)	1	8.4	0.3	0.3
18	Community & Southern Hldgs Inc (GA)	1	1.1	0.0	0.0
	Total Institutions in Market	**57**	**$ 2,523.3**		

Cherokee County, GA

Rank	Institution	# of Branches	Deposits	Market Share 2010	Market Share 2009
1	Wells Fargo & Co. (CA)	12	$ 806.7	30.0 %	27.8 %
2	Regions Financial Corp. (AL)	9	279.9	10.4	9.2
3	Synovus Financial Corp. (GA)	2	254.9	9.5	9.3
4	Renasant Corp. (MS)	3	251.9	9.4	8.4
5	SunTrust Banks Inc. (GA)	8	203.7	7.6	6.2
6	First Cherokee Bancshares Inc. (GA)	2	176.8	6.6	6.9
7	Cherokee Banking Co. (GA)	3	159.1	5.9	6.6
8	Bank of America Corp. (NC)	3	124.0	4.6	3.9
9	United Community Banks Inc. (GA)	2	112.0	4.2	4.1
10	Community & Southern Hldgs Inc (GA)	1	80.6	3.0	2.6
11	CreekSide Bank (GA)	1	75.8	2.8	2.6
12	Ameris Bancorp (GA)	1	38.3	1.4	1.3
13	**Habersham Bank (GA)**	**1**	**27.2**	**1.0**	**1.1**
14	JPMorgan Chase & Co. (NY)	3	27.0	1.0	1.1
15	First Citizens BancShares Inc. (NC)	1	25.8	1.0	0.8
16	BB&T Corp. (NC)	2	24.0	0.9	0.9
17	Forsyth Bancshares Inc. (GA)	1	12.0	0.5	0.4
18	Flagstar Bancorp Inc. (MI)	1	4.9	0.2	0.2
19	Guaranty Financial Corp. (MHC) (WI)	1	0.8	0.0	0.0
	Total Institutions in Market	**57**	**$ 2,685.2**		

Note: Dollars in millions
Data Source: SNL Financial; FDIC Deposit Data as of June 30, 2010

12

SCBT FINANCIAL CORPORATION

13 Deposit Mix – December 31, 2010 CDs < $100,000 20% CDs> $100,000 17% Demand Deposits 16% Savings 7% Interest-bearing Deposits 40% Deposits – Standalone Deposits – Pro Forma (1) CDs < $100,000 20% CDs> $100,000 19% Demand Deposits 16% Savings 7% Interest-bearing Deposits 38% (1) Assumes estimated $340 million of deposits for CBT, based on book values as of Dec. 31, 2010, excludes fair value adjustments as required by ASC 805

14 Loan Portfolio – December 31, 2010 Loans – Standalone Loans – Pro Forma (1) Consumer RE 22% Commercial Non RE 34% Consumer Non RE 2% Other Loans 1% Covered 12% Commercial Real Estate 28% (1) Assumes estimated $224 million of loans from Habersham Bank, based on book values as of Dec. 31, 2010, excludes fair value adjustments as required by ASC 805 Commercial Real Estate 26% Consumer RE 21% Commercial Non RE 31% Consumer Non RE 3% Other Loans 1% Covered 19%

Proven History of Executing on Growth Opportunities

December 31, 2004:
$1.4bn Assets
$1.1bn Deposits
$257mm Market Cap

April 8, 2005:
New Commerce BanCorp
(Greenville, SC)
- Deal Value: $20mm
- 2 Branches
- $96mm in Assets
- $81mm in Deposits

November 18, 2005:
Sun Bancshares, Inc.
(Murrells Inlet, SC)
- Deal Value: $27mm
- 2 Branches
- $100mm in Assets
- $90mm in Deposits

February 2, 2006:
SCBT enters Charleston market by hiring team of experienced banking executives from Carolina First

November 30, 2007:
TSB Financial Corp.
(Charlotte, NC)
- Deal Value: $43mm
- 4 Branches
- $197mm in Assets
- $166mm in Deposits

Q4`08:
Charter Consolidation
SCBT consolidates multiple bank charters into SCBT, NA.

January 29, 2010:
Community Bank & Trust
(Cornelia, GA)
- FDIC-Assisted Transaction with Loss Sharing
- 38 locations (36 branches)
- $1.0bn in Assets
- $1.1bn in Deposits

February 18, 2011:
Habersham Bank
(Clarkesville, GA)
- FDIC-Assisted Transaction with Loss Sharing
- 8 branches
- $338mm in Assets
- $340mm in Deposits

2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011

February 18, 2011:
$4.0bn Assets (1)
$3.3bn Deposits (1)
$454mm Market Cap

(1) Asset and deposit totals based on SCBT's balances as of December 31, 2010 pro forma for the CBT acquisition, excludes fair value adjustments as required by ASC 805

Data Source: Company Information

15

SCBT Financial Corporation

16 Investor Contacts Robert R. Hill, Jr. Chief Executive Officer 803-765-4629 or robert.hill@scbtonline.com John C. Pollok Senior Executive Vice President and Chief Operating Officer 803-765-4628 or john.pollok@scbtonline.com 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com